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                                                                Exhibit 21.1

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Applied Digital Solutions, Inc.
List of Subsidiaries

Company Name                                          Country or State of Incorporation/Formation
------------                                          -------------------------------------------
ACT Communications Inc.                               Delaware
ACT-GFX Canada, Inc.                                  Ontario, Canada
ADS Bay Area, Inc. f/k/a Lynch, Marks
 & Associates, Inc.                                   California
ADS Monterey, Inc. f/k/a Hornbuckle
 Engineering, Inc.                                    California
ADSI Telecomm Services, Inc.                          Pennsylvania
ADSI Telecomm Services of Maryland, Inc.              Maryland
Advanced Power Solutions, Inc.                        Delaware
Advanced Telecomm of Maryland, Inc.                   Pennsylvania
Advanced Telecomm of Pittsburgh                       Pennsylvania
Advanced Telecommunications, Inc.                     Illinois
The Americom Group, Inc.                              Louisiana
Applied Digital Oracle Practice, Inc.
 f/k/a Port Consulting, Inc.                          Florida
Applied Digital Retail, Inc. f/k/a Transatlantic
 Software Corporation Inc.                            Delaware
Applied Digital Retail Limited f/k/a Transatlantic
 Software Corporation Limited                         United Kingdom
Applied Digital Solutions Financial Corp.             New Hampshire
Applied Digital Solutions International Limited       United Kingdom
Arjang, Inc. f/k/a Applied Digital Retail, Inc.
 f/k/a STR, Inc.                                      Ohio
BALVA Financial Corporation                           Maryland
Blue Star Electronics, Inc.                           New Jersey
Bostek, Inc.                                          Massachusetts
Caledonian Venture Holdings Limited                   United Kingdom
Computer Equity Corporation                           Delaware
Consolidated Technologies Holdings Inc.               British Columbia, Canada
Cybertech Station, Inc.                               Pennsylvania
Digital Angel Corporation f/k/a Digital Angel.net
 Inc.                                                 Delaware
Digital Angel Holdings, LLC                           Minnesota
Digital Highways, Inc.                                Virginia
Elite Computer Services, Inc.                         New Jersey
Federal Convention Contractors, Inc.                  Delaware
Federal Services, Inc.                                Delaware
GDB Software Services, Inc.                           New York
Government Telecommunications, Inc.                   Virginia
Independent Acquisition, Inc.                         California
Information Technology Services, Inc.                 New York
InfoTech USA, Inc. f/k/a Information Products
 Center, Inc.                                         New Jersey
Intellesale, Inc. f/k/a Intellesale.com, Inc.         Delaware
Micro Components International Incorporated           Massachusetts
Neirbod Corp. f/k/a ACT Wireless Corp.                Delaware
Norcom Resources Incorporated                         Minnesota
Payless Communications Inc.                           British Columbia, Canada
PDS Acquisition Corp.                                 Delaware
Perimeter Acquisition Corp.                           Delaware


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
Company Name                                          Country or State of Incorporation/Formation
------------                                          -------------------------------------------
Pizarro Re-Marketing, Inc.                            Texas
Precision Point Corporation                           Delaware
Service Transport Company                             New Jersey
Signal Processors Limited                             United Kingdom
Signature Industries Limited                          United Kingdom
VeriChip Corporation (f/k/a Surgical Identification
 Services, Inc.)                                      Delaware
SysComm International Corporation                     Delaware
Teledata Concepts, Inc.                               Florida
Timely Technology Corp.                               California
U.S. Electrical Products Corp.                        New Jersey
WebNet Services, Inc.                                 New York
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